UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2013

Acadia Healthcare Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 861-6000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On July 30, 2013, Acadia Healthcare Company, Inc. (“Acadia”) issued a press release announcing, among other things, Acadia’s operating and financial results for the second quarter ended June 30, 2013. The press release is furnished herewith as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)                      Exhibits.

99                       Press Release of Acadia Healthcare Company, Inc., dated July 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date:	July 30, 2013	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

99	Press Release of Acadia Healthcare Company, Inc., dated July 30, 2013